UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2007 (May 1, 2007)

OMNI FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-33014	58-1990666
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Six Concourse Parkway, Suite 2300, Atlanta, Georgia 30328

(Address of principal executive offices)

(770) 396-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 1, 2007, Omni Financial Services, Inc. (the “Company”) announced its earnings for the quarter ended March 31, 2007. A copy of the announcement is furnished as Exhibit 99.1.

Item    8.01. Other Events

On May 1, 2007, the Board of Directors of the Company authorized a share repurchase plan. Under the plan, the Company is authorized to purchase up to $2 million of its outstanding shares of common stock from time to time.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated May 1, 2007 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI FINANCIAL SERVICES, INC.

Dated: May 1, 2007	By:	/s/ Constance Perrine
Name: Constance Perrine
Title: Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated May 1, 2007 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended).